March 22, 2022

Fairlead Tactical Sector ETF (TACK)

Supplement to the Prospectus and Summary Prospectus Dated March 8, 2022

In the section of the Prospectus entitled “Principal Investment Strategies”, in the last paragraph of that section, the eleventh sentence is deleted and replaced with the following two sentences:

“The targeted maximum of any individual ETF is approximately 20% of the Fund’s net assets for “risk-on” equity positions (the sector ETFs) and 25% of the Fund’s net assets for “risk-off” positions in ETFs that invest in gold (e.g., GLD, or other pooled investment vehicles that represent an investment in gold). In periods of substantial uncertainty representing severe “risk off” conditions, the Fund may invest substantial amounts of the Fund (up to 75%) in Treasury ETFs such as SPTS and SPTL.”

Please retain this Supplement for your records.